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                       APPLICATION FORM                                              Aetna Life Insurance and Annuity Company
                       Group Annuity Contracts                                       151 Farmington Avenue, Hartford, CT  06156-8022
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CLIENT                 1.    Name of applicant/employer
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INFORMATION            2.    Address
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                             City                               State                                 ZIP Code
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                       3.    Tax Identification No.
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                       4.    Name of plan (if any)
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                       5.    Type of plan and section of Internal Revenue Code (if any) under which plan is to qualify:
                       |_|   403(b) Public School System     |_|   457 Public Employer        |_|   Non-457 Tax-Exempt Deferred
                             Tax-Deferred Annuity                  Deferred Compensation            Compensation (for select manage-
                                                                                                    ment and highly compensated
                                                                                                    employees)
                             Optional Retirement Plan for Higher Education
                             |_| 403(b)                      |_| 401(a)

                       |_|   403(b) for 501(c)(3) Organization
                             Tax-Deferred Annuity (Organizations formed after                 |_|   457 Tax-Exempt Deferred
                             10/9/69 must have IRS ruling regarding 501(c)(3) status)               Compensation (for select manage-
                             |_|  Retirement Plus          |_|  Healthcare Retirement Plus          ment and highly compensated
                                                                                                    employees)

                       |_|   401(a) for 501(c)(3) Organization (Organizations
                             formed after 10/9/69 must have IRS ruling regarding              |_|   Other: _____________________
                             501(c)(3) status)
                             |_|  Retirement Plus          |_|  Healthcare Retirement Plus

                       |_|   401(k) for 501(c)(3) Organization (Organizations
                             formed after 10/9/69 must have IRS ruling regarding
                             501(c)(3) status)
ACCOUNT INFORMATION          |_|  Retirement Plus          |_|  Healthcare Retirement Plus
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                       6.    Is this contract subject to ERISA Title I?
                             |_|  Yes    |_|  No           If yes, Plan anniversary Month _____ Day _____ Plan Beginning Date ______
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                       7.    Contract is to be:
                             |_|  Allocated         |_|  Unallocated               8.  Contract effective date
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                       9.    GAA Maturity Notices should be mailed to:
                             |_|  Participants       |_|  Employer     |_|  Participants and Employer
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                       10.   Will this contract change or replace
                            any existing life insurance or
                            annuity contract?                       If yes, please                               Date to be
                             |_|  Yes         |_|  No               provide Carrier Name  Account Number         canceled
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                       11.   Special Requests:

                       Healthcare 501(c)(3) Organizations:

                             Withdrawal Fee:      |_|  10 year     |_|  5 year       |_|  None

                             Transfer Bonus:      |_|  2% (Option A)                 |_|  None (Option B)

(300-MOP-96)

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                       12.   Participants may elect the investment allocation for:
INVESTMENT OPTIONS     |_| Employer and Employee contributions   |_| Employee contributions only   |_| None Contract Holder elects
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                       13.   For Employer directed allocations:  Enter the percentage of payment and the investment option chosen for allocation purposes.

                             |_|  Employer Modal Contributions:_____________________________________________________________________
                             |_|  Employee Modal Contributions:_____________________________________________________________________
                             |_|  Transferred Assets:_______________________________________________________________________________
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                       I understand that amounts withdrawn from a GAA Term may be subject to a market value adjustment prior to the maturity date of that Term as specified in the contract. I further understand that Annuity payments and account values, (if any), when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

                       Dated at _________________________________ this __________________ day of _______________ 19____.
                                         City and State

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                                            Witness                                                    Contract Holder

                                                                                                Home Office Use:  Accepted _________

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PRODUCER'S             Do you have any reason to believe any existing life insurance or annuity contract will be modified or
NOTE:                  replaced if this contract is issued? |_| Yes |_| No

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                                                                                 Signature of Producer
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                       Corrections and amendments (Home Office Use Only). Errors and omissions may be corrected by the Company but no change in plan, classification, amount, age at issue, or extra benefits shall be made without written consent of the Contract Holder. (N/A in W.VA.)

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